UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 3, 2015

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Ross Avenue, 4th Floor Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

SDTS Debt Arrangements

Note Purchase Agreement

On December 3, 2015, Sharyland Distribution & Transmission Services, L.L.C. (“SDTS”), which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), entered into a note purchase agreement (the “Note Purchase Agreement”) with certain initial purchasers of the notes thereunder (collectively, the “Purchasers”), pursuant to which SDTS agreed to sell (i) $400.0 million in aggregate principal amount of its 3.86% senior notes, Series A, due December 3, 2025 (the “Series A Notes”) and (ii) $100.0 million in aggregate principal amount of its 3.86% senior notes, Series B, due January 14, 2026 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) in a private placement conducted pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The closing of the issuance of the Series A Notes occurred on December 3, 2015, and the closing of the issuance of the Series B Notes is expected to occur on January 14, 2016, subject to customary closing conditions. The proceeds from the private placement of the Notes will be used to refinance a portion of the senior secured debt at Sharyland Projects, L.L.C., which, prior to the Merger described below, was a wholly-owned subsidiary of SDTS (“SPLLC”).

Interest will accrue on the Notes at 3.86% per annum and will be payable (i) with respect to the Series A Notes, on December 3 and June 3 of each year, beginning June 3, 2016 and (ii) with respect to the Series B Notes, on January 14 and July 14 of each year, beginning July 14, 2016. The entire principal amount of the Series A Notes is due and payable on December 3, 2025, and the entire principal amount of the Series B Notes is due and payable on January 14, 2026. SDTS may at any time and from time to time prepay all or a portion of the Notes together with an applicable make-whole premium thereon. The Notes are also subject to required prepayments upon the occurrence of certain events. The Notes will not be registered under the Securities Act, or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Notes will be secured by substantially all of SDTS’s transmission and distribution assets, its leases, certain accounts and the equity interests in SDTS held by Transmission and Distribution Company, L.L.C., which is a subsidiary of InfraREIT (“TDC”). InfraREIT is not obligated directly or contingently with respect to the Notes.

The Note Purchase Agreement contains customary representations and warranties of SDTS and the Purchasers and also contains customary events of default and certain covenants which will limit SDTS’s ability beyond agreed upon thresholds, to, among other things: (i) incur liens; (ii) make dispositions of assets; (iii) enter into transactions with affiliates; and (iv) merge, consolidate, transfer or sell all or substantially all of SDTS’s assets. These covenants are subject to a number of important exceptions and qualifications set forth in the Note Purchase Agreement.

Amended and Restated Credit Agreement

In connection with the sale of the Notes, SPLLC merged with and into SDTS, with SDTS surviving (the “Merger”). Immediately prior to the Merger, also on December 3, 2015, SPLLC entered into an amended and restated credit agreement with The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey and Prudential Annuities Life Assurance Corporation (the “Amended Credit Agreement”) providing for the assumption by SDTS of SPLLC’s outstanding $60.0 million 5.04% fixed rate notes due in 2018 (the “2018 Notes”) and reflecting the payoff of a portion of the senior secured debt as described above. The 2018 Notes mature on June 20, 2018 with interest payable quarterly. The 2018 Notes are secured by SDTS’s transmission and distribution assets, its leases, certain accounts and TDC’s equity interests in SDTS. SDTS is entitled to prepay amounts outstanding under the 2018 Notes, subject to payment of a prepayment penalty equal to the excess of the discounted value of the remaining scheduled payments with respect the 2018 Notes over the amount of the prepaid 2018 Notes.

The Amended Credit Agreement contains customary covenants that include (but are not limited to) restrictions on the ability to incur additional indebtedness, create liens or other encumbrances, make investments, enter into mergers, consolidations, liquidations or dissolution, sell or otherwise transfer assets, enter into any line of business other than the business of the transmission and distribution of electric power and the provision of ancillary service, and certain restrictions on the payment of dividends. The Amended Credit Agreement also contains restrictions on the amount of indebtedness that Sharyland Utilities, L.P., the Company’s sole tenant (“Sharyland”), may incur and other restrictions on, and covenants applicable to, Sharyland. SDTS must comply, at all times, with certain coverage ratios on a consolidated basis.

The foregoing descriptions of the Note Purchase Agreement and Amended Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Note Purchase Agreement and Amended Credit Agreement, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference.

Amended and Restated Lease Agreement

On December 4, 2015, SDTS entered into an amended and restated lease agreement (the “Amended Lease”) with Sharyland, pursuant to which Sharyland leases substantially all of the Company’s Panhandle transmission assets, to give effect to the Merger and to reflect SDTS as the lessor under the Amended Lease. The term of the Amended Lease was unchanged and continues to run through December 31, 2020, and the other material terms of the Amended Lease are the same as those described under the caption entitled “Our Leases” included under “Item 1., Business” in InfraREIT’s Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 18, 2015 (the “Form 10-K”).

As more fully described in the section of the Form 10-K entitled “Certain Relationships and Related Transactions,” which section is incorporated herein by reference, Sharyland is privately-owned by Hunter L. Hunt, who serves as one of InfraREIT’s directors, and other members of the family of Ray L. Hunt and is controlled by Hunter L. Hunt. Ray L. Hunt and Hunter L. Hunt indirectly control Hunt Consolidated, Inc., which is deemed to be a beneficial owner of more than 5% of InfraREIT’s common stock and indirectly owns the Company’s external manager.

The foregoing description of the Amended Lease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Lease, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 of this Current Report under the heading “SDTS Debt Arrangements” is incorporated by reference into this Item 2.03 of this Current Report.

Item 8.01.	Other Events.

On December 3, 2015, InfraREIT issued a press release announcing the private placement of the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	—	Note Purchase Agreement, dated as of December 3, 2015, by and among Sharyland Distribution & Transmission Services, L.L.C. and the purchasers listed in Schedule B thereto

10.2	—	Credit Agreement, dated as of December 3, 2015, by and among Sharyland Projects, L.L.C. (predecessor in interest to Sharyland Distribution & Transmission Services, L.L.C.) and The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey and Prudential Annuities Life Assurance Corporation

10.3	—	Third Amended and Restated Lease Agreement (CREZ Lease), dated December 4, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

99.1	—	Press release, dated December 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: December 4, 2015	By:	/s/ Benjamin D. Nelson
Benjamin D. Nelson
Senior Vice President and General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

10.1	—	Note Purchase Agreement, dated as of December 3, 2015, by and among Sharyland Distribution & Transmission Services, L.L.C. and the purchasers listed in Schedule B thereto

10.2	—	Credit Agreement, dated as of December 3, 2015, by and among Sharyland Projects, L.L.C. (predecessor in interest to Sharyland Distribution & Transmission Services, L.L.C.) and The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey and Prudential Annuities Life Assurance Corporation

10.3	—	Third Amended and Restated Lease Agreement (CREZ Lease), dated December 4, 2015, between Sharyland Distribution & Transmission Services, L.L.C. and Sharyland Utilities, L.P.

99.1	—	Press release, dated December 3, 2015

6